EXHIBIT 10.2



                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 31, 2006, is between: (i) CRIMSON EXPLORATION INC., a Delaware corporation ("Borrower"), (ii) LTW PIPELINE CO., a Texas corporation, and CRIMSON EXPLORATION OPERATING, INC., a Delaware corporation ("CEO"), successor by merger to Setex Oil and Gas Company, a Texas corporation, Rigwest Well Service, Inc., a Texas corporation, Southeast Texas Oil & Gas Co., LLC, a Texas limited liability company, Gulfwest Development Company, a Texas corporation, Dutchwest Oil Company, a Texas corporation, Gulfwest Oil & Gas Company, a Texas corporation, Gulfwest Oil & Gas Company (Louisiana) LLC, a Louisiana limited liability company, Gulfwest Texas Company, a Texas corporation, and S.G.C. Transmission, LLC, a Texas limited liability company (individually and collectively, "Guarantors"), and (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the sole current Lender and as Agent for the Lenders ("Agent"), with reference to the following facts:

                                    RECITALS:
                                    ---------

     WHEREAS, Borrower and Agent entered into that certain Credit Agreement dated as of July 15, 2005, which was amended by that certain First Amendment to Credit Agreement dated as of March 6, 2006 (as same may be amended, restated, increased, supplemented, and/or otherwise modified, the "Agreement"), as evidenced by, among other things, that certain Revolving Credit Note in the original principal amount of $100,000,000.00 (as same may be amended, restated, increased, renewed, extended, supplemented, and/or otherwise modified, the "Note").

     WHEREAS, the Guarantors guaranteed payment of the indebtedness evidenced by the Note as well as the performance and payment of the other Obligations as evidenced by, among other things, those certain Guaranty Agreements dated as of July 15, 2005, and that certain Guaranty Agreement executed by CEO dated as of January 5, 2006.

     WHEREAS, pursuant to the Loan Documents, Agent has a security interest in, or lien upon, among other things, certain of Borrower's and Guarantor's personal and/or real property as more particularly described in the Loan Documents including, but not limited to, the personal property described in those certain Third Party Security Agreements executed by each of the Guarantors and the Security Agreement dated as of July 15, 2005, executed by Borrower, all for the benefit of Agent and the Lenders (collectively, as amended, restated, supplemented and/or otherwise modified, the "Security Agreements"), and the real and personal property described in each of those certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statements (the "Mortgages") each dated of even date with the Credit Agreement, which Security Agreements and Mortgages secure, among other things, the Obligations. All of the collateral described in any and all of the Loan Documents is herein called the "Collateral."

     WHEREAS, Borrower has advised Agent that it desires to obtain certain financing in the form of a $150,000,000.00 term loan facility (the "Second Lien Facility") from Wells Fargo Energy Capital, Inc., a Texas corporation (as agent for itself and the other lenders party from time to time to the Second Lien Facility, "Second Lien Creditor"), to be used for Borrower's and its Subsidiaries' working capital needs and general corporate purposes, including permitted acquisitions and the exploration and development of oil and gas properties. Borrower requests that Agent, on behalf of itself and the Lenders, agree to certain amendments to the Credit Agreement to account for the Second Lien Facility, in each case as more fully set forth herein.

     WHEREAS, Agent, on behalf of itself and the other Lenders, is willing to agree to such amendment, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of Borrower, set forth herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                                    ---------

                                   Definitions
                                   -----------

     Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                             Amendments and Consent
                             ----------------------

     A. Amendment to Definitions. (1) Effective as of the date hereof, the following definitions set forth in Section 1.02 (Certain Defined Terms) of the Agreement are hereby amended and restated as follows:

          "Final Maturity Date" shall mean the earlier to occur of (i) August 31, 2009, and (ii) the date that the Notes are prepaid in full pursuant to
     Section 2.07 and neither the Agent nor any Lender is obligated to make Revolving Credit Loans or advance other funds to Borrower hereunder, and
     (iii) termination of this Agreement.

          "Loan Documents" shall mean this Agreement, the Notes, all Letters of Credit, all Letter of Credit Agreements, all Letter of Credit Applications, the Security Instruments, and the Subordination Agreement.

          "Revolving Credit Termination Date" shall mean the earlier to occur of
     (i) August 31, 2009 or (ii) the date that the Commitments are sooner terminated pursuant to Sections 2.03(b) or 10.02.

     (2) Effective as of the date hereof, the following definitions are hereby added to Section 1.02 (Certain Defined Terms) of the Agreement:

          "Second Lien Loan" shall mean any Debt incurred pursuant to Section 9.01(k) and all Debt and other obligations under the Second Lien Loan Documents.

          "Second Lien Loan Agreement" shall mean that certain Subordinate Credit Agreement dated as of August 31, 2006, by and between Wells Fargo Energy, as agent for itself and the other lenders from time to time party to the Second Lien Loan Agreement, and the Borrower, as the same may be amended, supplemented, restated, and/or otherwise modified or replaced or refinanced from time to time.

          "Second Lien Loan Documents" means the Second Lien Loan Agreement and the other Loan Documents (as defined in the Second Lien Loan Agreement) as the same shall be amended, supplemented, restated, and/or otherwise modified or replaced or refinanced from time to time.

          "Subordination Agreement" shall mean that certain Subordination Agreement dated as of August 31, 2006, by and among, Agent, as agent for itself and the Lenders, Wells Fargo Energy, as agent for itself and the other lenders party from time to time to the Second Lien Loan Agreement, and the Borrower, as the same may from time to time be amended, supplemented, restated and/or otherwise modified from time to time in accordance with such Subordination Agreement.

          "Wells Fargo Energy" shall mean Wells Fargo Energy Capital, Inc., a Texas corporation.

     B. Amendment Affecting the Borrowing Base. Effective as of the date hereof, subsection 2.08(a) of the Agreement is hereby amended and restated as follows:

          (a) The Borrowing Base shall be determined in accordance with Section 2.08(b) by the Agent with the concurrence of the Majority Lenders and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next successive Redetermination Date. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base. During the period from and after August 31, 2006, until the first redetermination pursuant to Section 2.08(d) or adjustment pursuant to
     Section 8.08(c), the amount of the Borrowing Base shall be $25,000,000.00.

     C.   Amendments to Affirmative Covenants. Effective as of the date hereof,
Article VIII (Affirmative Covenants) of the Agreement is hereby amended by the addition of the following new Section 8.15 as follows:

     Section 8.15 Maintenance of First Lien Priority. Prior to or contemporaneously with the granting of any Lien on any Property to or for the benefit of any agent or lender under the Second Lien Loan Agreement pursuant to any Second Lien Loan Document or otherwise, the Borrower or applicable Subsidiary shall grant to the Agent a first priority Lien interest (subject only to Excepted Liens) on such Property for the benefit of the Lenders to secure the Obligations. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Agent and in a sufficient number of executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. Any promissory notes, security instruments, or other documents and agreements drafted in connection with the Second Lien Loan shall contain subordination language acceptable to Agent in its sole discretion.

     D. Amendments Affecting Negative Covenants. (1) Effective as of the date hereof, Section 9.01 (Debt) of the Agreement is hereby amended by removing the word "and" set forth after subsection 9.01(e), replacing the period following subsection 9.01(j) with a semi-colon followed by the word "and," and adding the following new subsection 9.01(k) as follows:

          (k) Debt incurred by the Borrower pursuant to the Second Lien Loan Agreement and any guarantees thereof by any of the Guarantors; provided that, unless otherwise consented to by all of the Lenders, (i) the aggregate principal amount of such Debt shall not exceed $150,000,000.00,
     (ii) the maturity date of any debt due thereunder shall be at least six months following the Final Maturity Date, (iii) such Debt and the holders thereof shall at all times be subject to the Subordination Agreement, (iv) such Debt shall not have any principal amortization prior to the Final Maturity Date, and (v) any Debt instrument executed in connection with such Debt shall contain subordination language satisfactory to Agent in its sole discretion.

     (2) Effective as of the date hereof, Section 9.02 (Liens) of the Credit Agreement is hereby amended by removing the word "and" set forth after subsection 9.02(d), replacing the period following subsection 9.02(e) with a semi-colon followed by the word "and," and adding the following new subsection 9.02(f) as follows:

          (f) Liens securing the obligations of the Borrower and the Guarantors under the Second Lien Loan Agreement and the other Second Lien Loan Documents; provided that, such Liens shall not encumber any Property that is not subject to a first priority Lien in favor of, or for the benefit of, the Lenders to secure the Obligations, such Liens shall be subordinate in all respects to Liens in favor of the Lenders to secure the Obligations, and any promissory note, instrument, document, or agreement executed in connection with such Liens shall contain subordination language satisfactory to Agent in its sole discretion.

     (3) Effective as of the date hereof, Article IX of the Agreement is hereby amended by the addition of the following new Section 9.29 as follows:

     Section 9.29 Maintenance of First Lien Priority. The Borrower agrees that it will not, and will not permit any Subsidiary to, grant a Lien on any Property to secure the indebtedness under the Second Lien Loan Documents without first
(i) giving fifteen (15) days' prior written notice to the Agent of such action and (ii) granting to the Agent to secure the Obligations a first-priority, perfected Lien on this same Property pursuant to Security Instruments in form and substance reasonably satisfactory to the Agent. Any security instruments or other documents and agreements drafted in connection with the Second Lien Loan shall contain subordination language acceptable to Agent in its sole discretion. In connection therewith, the Borrower shall, or shall cause its Subsidiaries to, execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Agent.

     E. Amendments Affecting Events of Default. Effective as of the date hereof, Section 10.01 (Events of Default) of the Agreement is hereby amended by replacing the period following subsection 10.01(p) with a semi-colon followed by the word "or" and adding the following new subsection 10.01(q) as follows:

          (q) any Event of Default (as defined therein) shall have occurred pursuant to the Second Lien Loan Agreement including, but not limited to, the failure to make all payments of any interest, fees and other amounts due thereunder or in respect thereof in full pursuant to and in accordance with the Second Lien Loan Documents.

     F. Amendments Affecting Schedules to Agreement. Each Schedule attached to the Agreement is hereby replaced by its corresponding Schedule attached hereto.

     G. Consent. Notwithstanding anything set forth in the Agreement or the other Loan Documents, Agent, on behalf of itself and the Lenders, hereby consents to Borrower obtaining subordinate financing from the Second Lien Creditor pursuant to and in accordance with the terms set forth in the Second Lien Loan Documents dated as of the date hereof and the Agreement, as amended hereby, and subject to the completion of all of the conditions set forth herein to the satisfaction of Agent, in its reasonable discretion including, without limitation, delivery of the executed Subordination Agreement and the other Loan Documents. Agent acknowledges that the subordination language contained in the Second Lien Loan Documents and Subordination Agreement in each case as in effect as of the date hereof is and shall be deemed acceptable to Agent.

                                   ARTICLE III
                                   -----------

                              Conditions Precedent
                              --------------------

     A. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (1) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent:

               (a) This Amendment properly executed by the Borrower, the Agent and each Guarantor;

          (2) Resolutions of Borrower and each Guarantor certified by their respective Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by such loan party of this Amendment and the other Loan Documents to which such loan party is or is to be a party hereunder, and which certificate shall include a certificate of incumbency of the officers authorized to sign this Amendment and the other Loan Documents together with specimen signatures of such officers;

          (3) The Second Lien Loan Agreement and the other Second Lien Loan Documents (the Second Lien Loan Agreement and other Second Lien Loan Documents shall contain subordination language acceptable to Agent in its sole discretion);

          (4) The Subordination Agreement; and

          (5) All other documents, instruments, or agreements required to be executed and/or delivered to Agent in its discretion.

     B. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

     C. Since June 30, 2006, no change shall have occurred and be continuing, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary which would have a Material Adverse Effect.

     D. No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                                   ARTICLE IV
                                   ----------

                  Ratifications, Representations and Warranties
                  ---------------------------------------------

     A. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Guarantors, and Agent agree that the Agreement as amended hereby shall continue to be legal, valid, binding, and enforceable in accordance with its terms. The terms, provisions, and conditions of any and all of the Loan Documents including, without limitation, the Note, the Security Agreements, and the Mortgages are hereby ratified and confirmed in every respect by Borrower and each Guarantor and shall continue in full force and effect.

     B. Representations and Warranties. Borrower and each Guarantor hereby represent and warrant to Agent that: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and each Guarantor and will not violate the certificate or articles of incorporation or bylaws of Borrower or any Guarantor, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation and warranty expressly relates solely to an earlier date (in which case such representation and warranty shall be true and correct on and as of such earlier date), (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower and each Guarantor are in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE V
                                   ---------

                                  Miscellaneous
                                  -------------

     A. Security Instruments and Non-Impairment of Lien. All Loan Documents shall secure the indebtedness evidenced by the Note and the other Loan Documents, as such indebtedness is affected by this Amendment, whether or not such Loan Documents shall be expressly amended or supplemented in connection with this Amendment. Except as expressly provided herein, nothing contained in this Amendment shall: (i) alter or affect any provision, condition or covenant contained in the Note, the Agreement, the Security Agreements, the Mortgages, or the other Loan Documents or affect or impair any rights, powers, or remedies thereunder, it being the intent hereof that the provisions of the Note, the Agreement, the Security Agreements, the Mortgages, and the other Loan Documents shall each continue in full force and effect except as expressly modified hereby, or (ii) be deemed or construed to be an impairment of the lien of the Security Agreements or the Mortgages. The Security Agreements and the Mortgages shall remain first liens encumbering the property covered by the Security Agreements, the Mortgages, and any other Loan Documents, as amended hereby.

     B. Survival of Representations and Warranties. All representations and warranties made in this Amendment or in any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

     C. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the

Agreement as amended hereby. It is the intention of the parties hereto that this Agreement and the agreements, documents, and/or instruments executed, delivered, and/or recorded in connection with the first lien loan including, without limitation, the Subordination Agreement, shall be deemed to form a part of the Loan Documents that they amend, and shall all constitute a "Loan Document" as referred to herein and therein.

     D. Additional Documentation. From time to time, Borrower and/or Guarantors shall execute or procure and deliver to Agent such other and further documents and instruments evidencing, securing, or pertaining to the indebtedness evidenced by the Note or the other Loan Documents as shall be reasonably requested by Agent so as to evidence or effect the terms and provisions hereof. Agent may file financing statements and other instruments or documents in the appropriate jurisdictions where it or its counsels deems necessary, in their sole discretion, to perfect Agent's lien in the Collateral without obtaining the signature of Borrower or any Guarantor on any of the financing statements.

     E. Expenses of Agent. Whether or not this Amendment is executed or the transactions contemplated by this Amendment are consummated, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto including, without limitation, the costs and reasonable fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document including, without limitation, the costs and fees of Agent's legal counsel. The Borrower acknowledges that all provisions of the Agreement remain in full force and effect, as amended hereby including, without limitation, the indemnity provisions set forth in Section 12.03 of the Agreement, which shall apply to this Amendment and the other Loan Documents executed in connection herewith.

     F. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     G. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas. On behalf of itself and all of its respective constituents, Borrower and each Guarantor hereby agree and consent to the exclusive jurisdiction and venue of the state courts of Texas and the federal courts of the United States having territorial jurisdiction where the property is located.

     H. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Borrower, and Guarantors, and their respective successors and assigns, except Borrower and/or Guarantors may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

     I. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     J. Effect of Waiver. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantors shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     K. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     L. Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

     M. SECTION 26.02 NOTICE. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     N. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     Executed as of the date first written above.


                                       BORROWER:
                                       ---------

                                       CRIMSON EXPLORATION INC.,
                                       a Delaware corporation


                                       By: /s/ E. Joseph Grady
                                           -------------------------------------
                                           E. Joseph Grady
                                           Senior Vice President and
                                           Chief Financial Officer

                                       Address for Notices:
                                       --------------------

                                       Crimson Exploration Inc.
                                       480 N. Sam Houston Parkway, E., Suite 300
                                       Houston, Texas  77060
                                       Telecopier No.: (281) 260-8488
                                       Telephone No.:  (281) 820-1919, ext. 330
                                       Attention:  E. Joseph Grady


                                       AGENT and LENDER:
                                       -----------------

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION


                                       By: /s/ Richard A. Gould
                                           -------------------------------------
                                           Richard A. Gould
                                           Vice President

                                       Address for Notices:
                                       --------------------

                                       Wells Fargo Bank, National Association
                                       1000 Louisiana, Ninth Floor
                                       Houston, Texas  77002
                                       Telecopier No.:  (713) 739-1081
                                       Telephone No.:  (713) 319-1368
                                       Attention:  Jeff Dalton

     The undersigned Guarantors are executing this Amendment to acknowledge and agree to all the representations, warranties, terms, and conditions of the Agreement as amended by the this Amendment including compliance with all such covenants and agreements applicable to each such Guarantor. Guarantor hereby consents and agrees to this Amendment and agrees that its respective guaranty agreement shall remain in full force and effect and shall continue to be the legal, valid, and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.


                                       GUARANTOR:
                                       ----------

                                       CRIMSON EXPLORATION OPERATING, INC.,
                                       a Delaware corporation, SUCCESSOR BY
                                       MERGER TO:

                                       SETEX OIL AND GAS COMPANY, a Texas
                                       corporation. RIGWEST WELL SERVICE, INC., a Texas corporation, SOUTHEAST TEXAS OIL & GAS CO., LLC, a Texas limited liability company, GULFWEST DEVELOPMENT COMPANY, a Texas corporation, DUTCHWEST OIL COMPANY, a Texas corporation, GULFWEST OIL & GAS COMPANY, a Texas corporation, GULFWEST OIL & GAS COMPANY (LOUISIANA) LLC, a Louisiana limited liability company, GULFWEST TEXAS COMPANY, a Texas corporation, and S.G.C. TRANSMISSION, LLC, a Texas limited liability company


                                       By: /s/ E. Joseph Grady
                                           -------------------------------------
                                       Name:  E. Joseph Grady
                                       Title: Senior Vice President and Chief
                                       Financial Officer

                                       Address for Notices:
                                       --------------------

                                       Crimson Exploration Operating, Inc.
                                       c/o Crimson Exploration Inc.
                                       480 N. Sam Houston Parkway, E., Suite 300
                                       Houston, Texas  77060
                                       Telecopier No.: (281) 260-8488
                                       Telephone No.:  (281) 820-1919, ext. 330
                                       Attention: E. Joseph Grady

                                       LTW PIPELINE CO., a Texas corporation


                                       By: /s/ E. Joseph Grady
                                           -------------------------------------
                                       Name:  E. Joseph Grady
                                       Title: Senior Vice President and Chief
                                       Financial Officer

                                       Address for Notices:
                                       --------------------

                                       LTW Pipeline Co.
                                       c/o Crimson Exploration Inc.
                                       480 N. Sam Houston Parkway, E., Suite 300
                                       Houston, Texas  77060
                                       Telecopier No.:  (281) 260-8488
                                       Telephone No.:   (281) 820-1919, ext. 330